 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:
July 30, 2004

BAR HARBOR BANKSHARES

MAINE	841105-D	01-0293663
(State)	(Commission File Number)	(IRS Employer ID)

Address of Principal Executive Offices:

PO Box 400, 82 Main Street
Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) The following exhibit is included with this report.

Exhibit No.	Description

99.1	Press Release, dated July 30, 2004

 Item 12. Results of Operations and Financial Condition.

(a)

On July 30, 2004, Bar Harbor Bankshares issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2004

BAR HARBOR BANKSHARES

/s/Gerald Schencavitz

Gerald Shencavitz
Chief Financial Officer